As filed with the Securities and Exchange
Commission on December 14, 2000                            Registration No. 333-


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                F5 NETWORKS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   Washington
                                   ----------
                          (State or Other Jurisdiction
                        of Incorporation or Organization)

                                   91-1714307
                                   ----------
                      (I.R.S. Employer Identification No.)

501 Elliott Avenue West, Seattle, Washington                            98119
--------------------------------------------                            -----
(Address of Principal Executive Offices)                              (Zip Code)

                       2000 EMPLOYEE EQUITY INCENTIVE PLAN
                      -----------------------------------

                      NONQUALIFIED STOCK OPTION AGREEMENTS
                      ------------------------------------
                            (Full Title of the Plan)

                                  Joann Reiter
                                F5 Networks, Inc.
                             501 Elliott Avenue West
                                Seattle, WA 98119
                               -------------------
                     (Name and Address of Agent for Service)

                                 (206) 272-5555
                                 --------------
          (Telephone Number, Including Area Code, of Agent for Service)

                         CALCULATION OF REGISTRATION FEE

========================= ======================= ======================= ====================== =======================
                                                                                Proposed
        Title of                                     Proposed Maximum            Maximum               Amount of
       Securities              Amount To Be           Offering Price            Aggregate             Registration
    To Be Registered            Registered            Per Share (1)        Offering Price (1)             Fee
------------------------- ----------------------- ----------------------- ---------------------- -----------------------
     common stock,              2,895,000             (See Notes to
      no par value                shares              Calculation of          $101,396,625              $26,769
                                                    Registration Fee)
========================= ======================= ======================= ====================== =======================


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act 1933, as amended (the "Securities Act"). The price per share and aggregate offering price are based upon (a) the aggregate exercise price for shares issuable under the three Nonqualified Stock Option Agreements or subject to outstanding options granted by F5 Networks, Inc. (the "Company") under the 2000 Employee Equity Incentive Plan or (b) the average of the high and low prices of the Company's common stock as reported on the Nasdaq Stock Market for December 13, 2000 for shares reserved for future issuance pursuant to the 2000 Employee Equity Incentive Plan (pursuant to Rule 457(c) under the Securities Act). The chart below details the calculations of the registration fee.


                                Page 1 of 7 Pages
                       Exhibit Index is located on Page 7

                    NOTES TO CALCULATION OF REGISTRATION FEE

---------------------------------------------- -------------------------------------------- ----------------------------------------
Type of shares                                 Number of shares                             Offering Share Price/Registration Fee
---------------------------------------------- -------------------------------------------- ----------------------------------------
Shares issuable under the Nonqualified Stock   645,000                                      $27,451,200
Option Agreement
                                                50,000                                      $    50,000

                                               200,000                                      $ 6,450,000
---------------------------------------------- -------------------------------------------- ----------------------------------------
Shares issuable pursuant to outstanding        1,168,996                                    $46,404,404
options under the 2000 Employee Equity
Incentive Plan
---------------------------------------------- -------------------------------------------- ----------------------------------------
Shares reserved for issuance pursuant to the   831,004                                      $21,041,021
2000 Employee Equity Incentive Plan
---------------------------------------------- -------------------------------------------- ----------------------------------------
Proposed Maximum Offering Price                                                             $101,396,625
---------------------------------------------- -------------------------------------------- ----------------------------------------
Registration Fee                                                                            $26,769
---------------------------------------------- -------------------------------------------- ----------------------------------------

                                     PART II

                    INFORMATION REQUIRED IN THE REGISTRATION

                                    STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents filed by F5 Networks, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference into this Registration Statement:

(a)      the Annual Report on  Form 10-K  for the year ended September 30, 2000;
         and

(b) the description of the Company's common stock contained in the Company's Registration Statement Form 8-A, filed May 11, 1999 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") including any amendments or reports filed for the purposes of updating such description.

         All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities.

         Not Applicable

Item 5.  Interests of Named Experts and Counsel.

         Not Applicable

Item 6.  Indemnification of Directors and Officers.

         Sections 23B.08.500 through 23.B.08.600 of the Washington Business Corporation Act (the "WBCA") authorize a court to award, or a corporation's board of directors to grant, indemnification to directors and officers on terms sufficiently broad to permit indemnification under certain circumstances for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"). Section 23B.08.320 of the WBCA authorizes a corporation to limit a director's liability to the corporation or its shareholders for monetary damages for acts or omissions as a director, except in certain circumstances involving intentional misconduct, knowing violations of law or illegal corporate loans or distributions, or any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled.

         The Company's Second Amended and Restated Articles of Incorporation and Amended and Restated Bylaws contain provisions permitting the Company to indemnify its directors and officers to the full extent permitted by Washington law. In addition, the Company's Second Amended and Restated Articles of Incorporation contain a provision implementing, to the fullest extent permitted by Washington law, the above limitations on a director's liability to the Company and its shareholders. The Company has entered into certain indemnification agreements with its directors and certain of its officers, the form of which is attached as Exhibit 10.1 to its Registration Statement on Form S-1 (File No. 333-75817). The indemnification agreements provide the Company's directors and certain of its officers with indemnification to the maximum extent permitted by the WBCA. The directors and officers of the Company also may be indemnified against liability they may incur for serving in that capacity pursuant to a liability insurance policy maintained by the Company for this purpose.

Item 7.  Exemption from Registration Claimed.

         Not Applicable

Item 8.  Exhibits.

Exhibit Number                  Exhibit
--------------                  -------
      4.1        Second Amended and Restated Articles of Incorporation (Incorporated by
                 reference to Exhibit 3.2 to the Registrant's Registration Statement on
                 Form S-1, File No. 333-75817).

      4.2        Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-75817).

      4.3        Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-75817).

      5.1        Opinion of Heller Ehrman White & McAuliffe LLP.

     10.1        F5 Networks, Inc. 2000 Employee Equity Incentive Plan.

     10.2        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 John  McAdam.   (Incorporated  by  reference  to
                 Exhibit 10.11 to  Registrant's  Annual Report on
                 Form  10-K  for the  year  ended  September  30,
                 2000.)

     10.3        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 John McAdam. (Incorporated by reference to Exhibit 10.12 to Registrant's
                 Annual Report on Form 10-K for the year ended September 30, 2000.)

     10.4        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 Jeff Pancottine

     23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     23.2        Consent of Heller Ehrman White & McAuliffe LLP (Included in its opinion filed as Exhibit 5.1).

     24.1        Power of Attorney (Included on the signature page of this Registration
                 Statement).

Item 9.  Undertakings.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                           (i)     To include any prospectus required by section
10(a)(3) of the Securities Act of 1933;

                           (ii)    To  reflect  in  the  prospectus any facts or
events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii)   To  include any  material  information   with
respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   Signatures

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on this 13th day of December, 2000.

                                           F5 NETWORKS, INC.

                                           By:  /s/ John McAdam
                                              -----------------------------
                                                John McAdam, President and
                                                Chief Executive Officer

                                Power of Attorney

         Each person whose signature appears below constitutes and appoints John McAdams or Joann Reiter, or either of them, his true and lawful attorney-in-fact, with the power of substitution and resubstitution, for him in his name, place or stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and their agents or substitutes, may lawfully do or lawfully cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                                              Title                                  Date
        ---------                                              -----                                  ----
 /s/ John McAdam                                President, Chief Executive Officer and          December 13, 2000
-------------------------------                 Director (Principal Executive Officer)
John McAdam

/s/ Robert J. Chamberlain                       Vice President and Chief Financial Officer      December 13, 2000
-------------------------------                 (Principal Financial and Accounting Officer)
Robert J. Chamberlain

/s/ Jeffrey S. Hussey                           Director                                        December 13, 2000
-------------------------------
Jeffrey S. Hussey

/s/ Carlton G. Amdahl                           Director                                        December 13, 2000
-------------------------------
Carlton G. Amdahl

/s/ Keith D. Grinstein                          Director                                        December 13, 2000
-------------------------------
Keith D. Grinstein

/s/ Karl D. Guelich                             Director                                        December 13, 2000
-------------------------------
Karl D. Guelich

/s/ Alan Higginson                              Director                                        December 13, 2000
-------------------------------
Alan Higginson

Exhibit Number                  Exhibit
--------------                  -------
      4.1        Second Amended and Restated Articles of Incorporation (Incorporated by
                 reference to Exhibit 3.2 to the Registrant's Registration Statement on
                 Form S-1, File No. 333-75817).

      4.2        Amended and Restated Bylaws (Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, File No. 333-75817).

      4.3        Specimen Stock Certificate (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 333-75817).

      5.1        Opinion of Heller Ehrman White & McAuliffe LLP.

     10.1        F5 Networks, Inc. 2000 Employee Equity Incentive Plan.

     10.2        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 John  McAdam.   (Incorporated  by  reference  to
                 Exhibit 10.11 to  Registrant's  Annual Report on
                 Form  10-K  for the  year  ended  September  30,
                 2000.)

     10.3        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 John McAdam. (Incorporated by reference to Exhibit 10.12 to Registrant's
                 Annual Report on Form 10-K for the year ended September 30, 2000.)

     10.4        F5 Networks, Inc. Nonqualified Option Agreement between the Company and
                 Jeff Pancottine

     23.1        Consent of PricewaterhouseCoopers LLP, Independent Accountants.

     23.2        Consent of Heller Ehrman White & McAuliffe LLP (Included in its opinion filed as Exhibit 5.1).

     24.1        Power of Attorney (Included on the signature page of this Registration
                 Statement).